Exhibit 4.6

EXECUTION VERSION

AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

Dated as of June 5, 2013

among

AMERICAN AIRLINES, INC.,

WILMINGTON TRUST COMPANY,

as Pass Through Trustee under each of the Pass Through Trust Agreements

WILMINGTON TRUST COMPANY,

as Subordination Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Escrow Agent

and

WILMINGTON TRUST COMPANY,

as Paying Agent

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Table of Contents

		Page

Section 1.	Financing of Aircraft	5

Section 2.	Conditions Precedent	9

Section 3.	Representations and Warranties	10

Section 4.	Covenants	14

Section 5.	Depositary Downgrade and Replacement of Depositary	16

Section 6.	Notices	18

Section 7.	[Reserved]	18

Section 8.	Further Assurances	18

Section 9.	Miscellaneous	18

Section 10.	Governing Law	20

Section 11.	Submission to Jurisdiction	20

Schedule I	Funded Aircraft, Eligible Aircraft and Scheduled Delivery Months
Schedule II	Trust Supplements
Schedule III	Required Terms
Schedule IV	Indentures, Participation Agreements and Related Amendments with respect to Funded Aircraft

Annex A	Definitions

Exhibit A	Form of Funding Notice
Exhibit B	Form of Participation Agreement
Exhibit C	Form of Indenture and Security Agreement

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AMENDED AND RESTATED

NOTE PURCHASE AGREEMENT

This AMENDED AND RESTATED NOTE PURCHASE AGREEMENT, dated as of June 5, 2013, is made by and among (i) AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), (ii) WILMINGTON TRUST COMPANY (“WTC”), a Delaware trust company, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, together with any successor in interest and any successor or other trustee appointed as provided in the applicable Pass Through Trust Agreement (as defined below), the “Pass Through Trustee”) under each of the three separate Pass Through Trust Agreements, (iii) WILMINGTON TRUST COMPANY, a Delaware trust company, as subordination agent and trustee (in such capacity together with its successors in such capacity, the “Subordination Agent”) under the Intercreditor Agreement (as defined below), (iv) WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the “Escrow Agent”), under each of the Escrow and Paying Agent Agreements (as defined below), and (v) WILMINGTON TRUST COMPANY, a Delaware trust company, as Paying Agent (in such capacity together with its successors in such capacity, the “Paying Agent”) under each of the Escrow and Paying Agent Agreements.

RECITALS:

1. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;

2. The parties hereto (other than the Class C Pass Through Trustee and the Escrow Agent and the Paying Agent under the Class C Escrow and Paying Agent Agreement) entered into that certain Note Purchase Agreement, dated as of March 12, 2013 (the “Original Note Purchase Agreement”);

3. The Company owns the ten Boeing aircraft described in Part One of Schedule I hereto, and such aircraft have been financed as contemplated by the Original Note Purchase Agreement in that, as further described in these recitals, the Class A Pass Through Trustee and the Class B Pass Through Trustee have purchased, respectively, the Series A Equipment Notes and the Series B Equipment Notes issued by the Company with respect to each such aircraft (each such aircraft, a “Funded Aircraft” and, collectively, the “Funded Aircraft”);

4. The Company has obtained commitments from the Manufacturer pursuant to the Aircraft Purchase Agreement for the delivery scheduled on or prior to July 31, 2013 of the three new Boeing 777-323ER aircraft listed in Part Two of Schedule I hereto (together with any aircraft substituted therefor in accordance with the Aircraft Purchase Agreement prior to the delivery thereof, each, an “Eligible Aircraft” and, collectively, the “Eligible Aircraft”; such Eligible Aircraft (or any Substitute Aircraft financed in lieu of an Eligible Aircraft pursuant to Section 1(h) hereof), each, a “Pre-Funded Aircraft” and, collectively, the “Pre-Funded Aircraft”; and together with the Funded Aircraft, each, an “Aircraft” and, collectively, the “Aircraft”);

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5. The Pre-Funded Aircraft have not yet been subjected to the financing contemplated by the Original Note Purchase Agreement;

6. Pursuant to the Basic Pass Through Trust Agreement and each of the Class A Trust Supplement and the Class B Trust Supplement described in Schedule II hereto, and concurrently with the execution and delivery of the Original Note Purchase Agreement, two separate grantor trusts (the “Class A Pass Through Trust” and the “Class B Pass Through Trust”, respectively) were created to facilitate certain of the transactions contemplated by the Original Note Purchase Agreement, including, without limitation, the issuance and sale of two classes of pass through certificates pursuant thereto (together with any other pass through certificates for which such class of pass through certificates may be exchanged, the “Class A Certificates” and the “Class B Certificates”, respectively) to provide financing, among other things, for the purchase by the Class A Pass Through Trust and the Class B Pass Through Trust of the Series A Equipment Notes and Series B Equipment Notes, respectively, to be issued in respect of, and secured by a security interest in, each of the Aircraft;

7. The Company entered into the Purchase Agreement, dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Original Certificate Purchase Agreement”), with the initial purchasers named therein (the “Original Initial Purchasers”), whereby the Company caused the Pass Through Trustee under the Class A Pass Through Trust (the “Class A Pass Through Trustee”) and the Pass Through Trustee under the Class B Pass Through Trust (the “Class B Pass Through Trustee”) to issue and sell the Class A Certificates and the Class B Certificates, respectively, to the Original Initial Purchasers on the Original Issuance Date;

8. Concurrently with the execution and delivery of the Original Note Purchase Agreement, (i) the Escrow Agent and the Depositary entered into that certain Deposit Agreement (Class A), dated as of the Original Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class A Deposit Agreement”) and that certain Deposit Agreement (Class B), dated as of the Original Issuance Date, relating to the Class B Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class B Deposit Agreement”) whereby the applicable Escrow Agent agreed (a) to direct the Original Initial Purchasers to make certain deposits referred to therein with respect to the Aircraft on the Original Issuance Date (the “Original Initial Deposits”) and (b) to permit the applicable Pass Through Trustee to make additional deposits from time to time thereafter (the Original Initial Deposits together with such additional deposits are collectively referred to as the “Original Deposits”), and (ii) the Original Initial Purchasers, the applicable Pass Through Trustee, the Paying Agent and the Escrow Agent entered into that certain Escrow and Paying Agent Agreement (Class A), dated as of the Original Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class A Escrow and Paying Agent Agreement”) and that certain Escrow and Paying Agent Agreement (Class B), dated as of the Original Issuance Date, relating to the Class B Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class B Escrow and Paying Agent Agreement”), whereby, among other things, (a) the Original Initial Purchasers agreed to deliver an amount

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equal to the amount of the Original Initial Deposits to the applicable Depositary on behalf of the applicable Escrow Agent and (b) the applicable Escrow Agent, upon the applicable Depositary receiving such Original Initial Deposits, agreed to deliver escrow receipts to be affixed to each Class A Certificate and each Class B Certificate, as applicable;

9. Subject to the terms and conditions of the Original Note Purchase Agreement, the Class A Pass Through Trustee, the Class B Pass Through Trustee and each of the Subordination Agent, the Loan Trustee, WTC and the Company entered into the applicable Financing Agreements dated prior to the date hereof listed on Schedule IV hereto with respect to each Funded Aircraft;

10. Upon the financing of each Funded Aircraft, (i) the Class A Pass Through Trustee funded its purchase of the Series A Equipment Notes in respect of such Funded Aircraft with the proceeds of an Original Deposit withdrawn by the applicable Escrow Agent under the Class A Deposit Agreement and (ii) the Class B Pass Through Trustee funded its purchase of the Series B Equipment Notes in respect of such Funded Aircraft with the proceeds of an Original Deposit withdrawn by the applicable Escrow Agent under the Class B Deposit Agreement;

11. Concurrently with the execution and delivery of the Original Note Purchase Agreement, (i)(a) the Class A Liquidity Provider entered into the Class A Liquidity Facility for the benefit of the holders of the Class A Certificates with the Subordination Agent, as agent and trustee for the Class A Pass Through Trustee on behalf of the Class A Pass Through Trust and (b) the Class B Liquidity Provider entered into the Class B Liquidity Facility for the benefit of the holders of the Class B Certificates with the Subordination Agent, as agent and trustee for the Class B Pass Through Trustee on behalf of the Class B Pass Through Trust and (ii) the Class A Pass Through Trustee, the Class B Pass Through Trustee, the Liquidity Providers and the Subordination Agent entered into the Original Intercreditor Agreement;

12. The Original Note Purchase Agreement provided that the Company may in the future enter into an agreement supplemental to the Basic Pass Through Trust Agreement with respect to an “Additional Series Pass Through Trust” (as defined in the Original Note Purchase Agreement) further to facilitate certain of the transactions contemplated thereby, including, without limitation, the issuance of “Additional Series Pass Through Certificates” (as defined in the Original Note Purchase Agreement) to provide financing for the purchase by an “Additional Series Pass Through Trustee” (as defined in the Original Note Purchase Agreement) of “Additional Series Equipment Notes” (as defined in the Original Note Purchase Agreement), if issued in respect of, and secured by a security interest in, the Aircraft;

13. The Company now desires to issue Series C Equipment Notes constituting “Additional Series Equipment Notes” (as defined in the Original Note Purchase Agreement) with respect to each of the Aircraft;

14. Pursuant to the Basic Pass Through Trust Agreement and the Class C Trust Supplement described in Schedule II hereto, and concurrently with the execution and delivery of this Note Purchase Agreement, one grantor trust (the “Class C Pass Through Trust”; and the Basic Pass Through Trust Agreement, together with such Class C Trust Supplement, as amended, supplemented or otherwise modified from time to time in accordance with their terms,

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the “Class C Pass Through Trust Agreement”) has been created to facilitate certain of the transactions contemplated by this Note Purchase Agreement, including, without limitation, the issuance and sale of one class of pass through certificates pursuant thereto (together with any other pass through certificates for which such pass through certificates may be exchanged, collectively, the “Class C Certificates”) to provide financing, among other things, for the purchase by the Class C Pass Through Trust of the Series C Equipment Notes to be issued in respect of, and secured by a security interest in, each of the Aircraft;

15. The Company has entered into the Purchase Agreement, dated May 30, 2013 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class C Certificate Purchase Agreement”), with the initial purchasers named therein (the “Class C Initial Purchasers” and, together with the Original Initial Purchasers, the “Initial Purchasers”), which provides that the Company will cause the Class C Pass Through Trustee to issue and sell the Class C Certificates to the Class C Initial Purchasers on the Class C Issuance Date;

16. Concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Escrow Agent and the Depositary have entered into that certain Deposit Agreement (Class C), dated as of the Class C Issuance Date, relating to the Class C Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class C Deposit Agreement” and, together with the Class A Deposit Agreement and the Class B Deposit Agreement, the “Deposit Agreements”) whereby the Escrow Agent has agreed to direct the Class C Initial Purchasers to make certain deposits referred to therein with respect to the Pre-Funded Aircraft on the Class C Issuance Date (the “Class C Initial Deposits” and, together with the Original Initial Deposits, the “Initial Deposits”) and to permit the Class C Pass Through Trustee to make additional deposits from time to time thereafter (the Class C Initial Deposits together with such additional deposits are collectively referred to as the “Class C Deposits” and, together with the Original Deposits, the “Deposits”), and (ii) the Class C Initial Purchasers, the Class C Pass Through Trustee, the Paying Agent and the Escrow Agent have entered into that certain Escrow and Paying Agent Agreement (Class C), dated as of the Class C Issuance Date, relating to the Class C Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Class C Escrow and Paying Agent Agreement” and, together with the Class A Escrow and Paying Agent Agreement and the Class B Escrow and Paying Agent Agreement, the “Escrow and Paying Agent Agreements”), whereby, among other things, (a) the Class C Initial Purchasers have agreed to deliver an amount equal to the amount of the Class C Initial Deposits to the Depositary on behalf of the Escrow Agent and (b) the Escrow Agent, upon the Depositary receiving such Class C Initial Deposits, has agreed to deliver escrow receipts to be affixed to each Class C Certificate;

17. Concurrently with the execution and delivery hereof, the Company, each Pass Through Trustee, the Subordination Agent, the Loan Trustee and WTC, in its individual capacity, have entered into the First Amendment to the Indenture and the First Amendment to the Participation Agreement, each dated as of the date hereof, listed on Schedule IV hereto with respect to each of the Funded Aircraft listed on Part One of Schedule I hereto, which provide

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for the Company to issue, and the Class C Pass Through Trustee to purchase, Series C Equipment Notes in respect of each of the Funded Aircraft on the Class C Issuance Date;

18. Subject to the terms and conditions of this Note Purchase Agreement, each Pass Through Trustee and each of the Subordination Agent, the Loan Trustee, WTC and the Company will enter into the applicable Financing Agreements to which it is intended to be a party relating to each Pre-Funded Aircraft;

19. Upon the financing of each Pre-Funded Aircraft, each Pass Through Trustee will fund its purchase of the related series of Equipment Notes in respect of such Pre-Funded Aircraft with the proceeds of one or more Deposits withdrawn by the applicable Escrow Agent under the related Deposit Agreement bearing the same interest rate as the Certificates issued by the applicable Pass Through Trust; and

20. Concurrently with the execution and delivery of this Note Purchase Agreement, the Pass Through Trustees, the Liquidity Providers and the Subordination Agent have entered into the Intercreditor Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Financing of Aircraft.

(a) Agreement to Finance. The Company confirms that it has entered into the Aircraft Purchase Agreement with the Manufacturer pursuant to which the Company has agreed to purchase, and the Manufacturer has agreed to deliver, the Eligible Aircraft in the months specified in Schedule I hereto (which months are subject to change as provided in the Aircraft Purchase Agreement), all on and subject to the terms and conditions specified in the Aircraft Purchase Agreement. The Company agrees to finance the Pre-Funded Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, by the date referred to in clause (a) of the definition of Delivery Period Termination Date.

(b) Funding Notice. In furtherance of the foregoing, and in respect of each Pre-Funded Aircraft, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days’ prior notice (or, in the case of a substitute Funding Notice under Section 1(f) or a Funding Notice in respect of a Substitute Aircraft under Section 1(h), one Business Day’s prior notice), substantially in the form of Exhibit A hereto (each, a “Funding Notice”), of the date (which date shall not be earlier than the seventh day after the date of establishment of the relevant Deposit unless the seven-day requirement set forth in the first sentence of Section 2.3(a) of each Deposit Agreement has been waived by the applicable Depositary pursuant to the last sentence of Section 2.3(a) of such Deposit Agreement and not reinstated pursuant to the last sentence of Section 2.3(a) of such Deposit Agreement) scheduled for the financing as contemplated hereby in respect of such Pre-Funded Aircraft (the “Funding Date”), which notice shall:

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(i) specify the Funding Date of such Pre-Funded Aircraft (which shall be a Business Day on or prior to the Cut-Off Date);

(ii) instruct each Pass Through Trustee to enter into the Participation Agreement included in the Financing Agreements with respect to such Pre-Funded Aircraft in such form and at such a time on or before the Funding Date as specified in such Funding Notice and to perform its obligations thereunder;

(iii) instruct each Pass Through Trustee to deliver to the applicable Escrow Agent the “Withdrawal Certificate” and the related “Applicable Notice of Purchase Withdrawal” contemplated by Section 1.02(c) of the applicable Escrow and Paying Agent Agreement with respect to the Equipment Notes to be issued to such Pass Through Trustee in connection with the financing of such Pre-Funded Aircraft; and

(iv) specify the aggregate principal amount of each series of Equipment Notes to be issued, and purchased by each Pass Through Trustee, in connection with the financing of such Pre-Funded Aircraft scheduled to be consummated on such Funding Date (which aggregate principal amount shall be as specified in, or as adjusted in accordance with, as the case may be, the Required Terms).

(c) [Reserved].

(d) Entering into Financing Agreements. Upon receipt of a Funding Notice with respect to a Pre-Funded Aircraft, each Pass Through Trustee shall, and shall cause the Subordination Agent to, enter into and perform their obligations under each applicable Participation Agreement and follow the other instructions specified in such Funding Notice; provided that, with respect to each Pre-Funded Aircraft to be financed:

(i) subject to clauses (ii)-(iv) immediately below, the applicable Participation Agreement and the applicable Indenture, as executed and delivered, shall be substantially in the respective forms thereof annexed hereto and (x) the amortization schedule for each Equipment Note issued under such Indenture shall be as set forth in the relevant table attached as part of Schedule III hereto and (y) the relevant Financing Agreements shall provide for the purchase by the applicable Pass Through Trustee of Equipment Notes of the related series in the principal amounts specified in Schedule III hereto;

(ii) subject to clauses (iii) and (iv) immediately below, if (x) the Company shall have obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with any material modifications of the applicable Financing Agreements from the forms of Financing Agreements annexed hereto (including the form of Equipment Note included in the form Indenture annexed hereto) and delivered such Rating Agency Confirmation to each Pass Through Trustee on or before the applicable Funding Date or (y) such Rating Agency Confirmation shall have been obtained with respect to material modifications of the Financing

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Agreements relating to another or any Aircraft or with respect to material modifications of the forms of the Financing Agreements annexed hereto and the applicable Financing Agreements incorporate such material modifications without additional material modifications, the applicable Financing Agreements, as executed and delivered, may incorporate such material modifications, if any;

(iii) the applicable Financing Agreements, as executed and delivered, shall comply with the Required Terms; and

(iv) the Company is not required to obtain or deliver a Rating Agency Confirmation or a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications to the applicable Financing Agreements that are expressly permitted by the Required Terms or by Section 5(e) of this Note Purchase Agreement.

Notwithstanding the foregoing, (x) the Financing Agreements with respect to any Aircraft and the forms of Financing Agreements annexed hereto may be modified to the extent required for the successive redemption and issuance of Series B Equipment Notes or Series C Equipment Notes pursuant to Section 4(a)(v) of this Note Purchase Agreement, subject to the terms of such Section and of Section 8.01(c) of the Intercreditor Agreement, and the Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any Rating Agency Confirmation in connection therewith, and (y) the Company is not required to deliver a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications of the Financing Agreements contemplated by this sentence. With respect to each Pre-Funded Aircraft, the Company shall cause WTC (or such other Person that meets the eligibility requirements to act as loan trustee under the applicable Indenture) to execute as the applicable Loan Trustee the Financing Agreements relating to such Pre-Funded Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of one or more Rating Agencies, the Company shall deliver or cause to be delivered to such Rating Agency or Rating Agencies a true and complete copy of each Financing Agreement relating to the financing of each Pre-Funded Aircraft, together with a true and complete set of the closing documentation (including legal opinions) delivered to the applicable Loan Trustee, the Subordination Agent and each Pass Through Trustee under the applicable Participation Agreement.

(e) Registration of Equipment Notes. The Company agrees that all Equipment Notes issued pursuant to any Indenture to which a Pre-Funded Aircraft shall have been subjected shall initially be registered in the name of the Subordination Agent on behalf of the applicable Pass Through Trustee.

(f) Postponement of Delivery and Funding. If, on the Funding Date for any Pre-Funded Aircraft, the financing of such Pre-Funded Aircraft as contemplated hereunder shall not be consummated for whatever reason, the Company shall give the parties hereto and the Depositary prompt notice thereof. Promptly after the Company has identified (x) a new Funding Date on which such Pre-Funded Aircraft may be subjected to the financing as provided herein or (y) in the case of an Eligible Aircraft, a Substitute

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Aircraft that may be subjected to the financing as provided herein in lieu of such Eligible Aircraft and the Funding Date for such Substitute Aircraft (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements), the Company shall give the parties hereto and the Depositary a substitute Funding Notice specifying such new Funding Date for such Pre-Funded Aircraft or the Funding Date for such Substitute Aircraft. Upon receipt of any such substitute Funding Notice, each Pass Through Trustee shall comply with its obligations under Section 7.01 of the applicable Trust Supplement and thereafter the financing of such Pre-Funded Aircraft, as specified in such substitute Funding Notice, shall take place on the re-scheduled Funding Date therefor (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements) unless further postponed as provided herein.

(g) Delivery of Pre-Funded Aircraft from Manufacturer. Anything in this Section 1 or elsewhere to the contrary notwithstanding, the Company shall have the right to accept delivery of any Pre-Funded Aircraft from the Manufacturer under the Aircraft Purchase Agreement prior to the Funding Date for such Pre-Funded Aircraft by utilization of bridge financing of such Pre-Funded Aircraft (any such bridge financing of a Pre-Funded Aircraft, a “Bridge Financing”) or using the Company’s own funds or otherwise and to specify a Funding Date for such Pre-Funded Aircraft that, in the case of any Pre-Funded Aircraft that is not a Substitute Aircraft, shall be no later than 90 days after the delivery of such Pre-Funded Aircraft to the Company by the Manufacturer under the Aircraft Purchase Agreement and, in each case, shall be no later than the Cut-Off Date and otherwise complying with the provisions of Section 1(b) hereof.

(h) Substitute Aircraft. If the date of delivery from the Manufacturer for any Eligible Aircraft is delayed more than 30 days beyond the last day of the month set forth opposite such Eligible Aircraft under the heading “Scheduled Delivery Month” in Part Two of Schedule I hereto, the Company may substitute therefor an aircraft not included in the Eligible Aircraft, but meeting the following conditions (each, a “Substitute Aircraft” and, collectively, the “Substitute Aircraft”): (i) a Substitute Aircraft must be of the same model as the Eligible Aircraft being replaced and (ii) the Company shall obtain a Rating Agency Confirmation with respect to each Class of Certificates then rated by the Rating Agencies in connection with the replacement of any Eligible Aircraft by a Substitute Aircraft. Upon the satisfaction of the conditions set forth above with respect to a Substitute Aircraft, the Eligible Aircraft it replaced shall cease to be subject to this Note Purchase Agreement and all rights and obligations of the parties hereto concerning such Eligible Aircraft shall cease, and such Substitute Aircraft shall become, and thereafter be, subject to the terms and conditions of this Note Purchase Agreement to the same extent as such Eligible Aircraft.

(i) No Liability for Failure to Purchase Equipment Notes. The Company shall have no liability for the failure of any Pass Through Trustee to purchase Equipment Notes with respect to any Pre-Funded Aircraft.

(j) Withdrawals Limited to Available Deposits. Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Series A Equipment Notes, Series B Equipment

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Notes or Series C Equipment Notes in respect of the Pre-Funded Aircraft to the Class A Pass Through Trustee, the Class B Pass Through Trustee or the Class C Pass Through Trustee, respectively, in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the applicable Deposit Agreement.

(k) Notice of Event of Loss. In the case of any Pre-Funded Aircraft, if, on or after the date on which the Company has taken title to such Pre-Funded Aircraft and prior to the date on which such Pre-Funded Aircraft is subjected to a financing in the manner provided herein, an event has occurred and is continuing that constitutes an Event of Loss (as defined in (i) if at the time of the occurrence of such event such Pre-Funded Aircraft was subject to a Bridge Financing, if any, the mortgage or security agreement to which such Pre-Funded Aircraft was then subject in connection with such Bridge Financing, if any, or (ii) if at the time of the occurrence of such event such Pre-Funded Aircraft was not subject to a Bridge Financing, if any, the form of the Indenture annexed hereto, as such form is modified from time to time in accordance with the terms hereof) with respect to such Pre-Funded Aircraft or that would constitute such an Event of Loss but for the requirement that notice be given or time elapse or both, the Company will as promptly as practicable (and, in any event, within 15 days after the occurrence of the relevant Event of Loss) give notice of such event to each Pass Through Trustee and the Subordination Agent and instruct each Pass Through Trustee, and each Pass Through Trustee agrees, to execute and deliver to the applicable Escrow Agent a duly completed Withdrawal Certificate (as defined in the applicable Escrow and Paying Agent Agreement) together with a relevant Notice of Event of Loss Withdrawal (as defined in the applicable Escrow and Paying Agent Agreement).

SECTION 2. Conditions Precedent. The obligation of each of the Pass Through Trustees to enter into, and to cause the Subordination Agent to enter into, a Participation Agreement relating to any Pre-Funded Aircraft as directed pursuant to a Funding Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:

(a) no Triggering Event shall have occurred;

(b) subject to Section 1(d)(iv) and the last paragraph of Section 1(d), the Company shall have delivered a certificate to each Pass Through Trustee and each Liquidity Provider stating that (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement comply with the Required Terms and (ii) if any substantive modifications of such Financing Agreements from the forms of Financing Agreements attached to this Note Purchase Agreement have been made, (x) such substantive modifications do not materially and adversely affect the holders of the Class A Certificates, the holders of the Class B Certificates, the holders the Class C Certificates or any Liquidity Provider and (y) if required pursuant to Section 1(d)(ii), the Company has obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency with respect to such modifications, and such certification shall be true and correct;

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(c) such Pass Through Trustee shall not have received any notice pursuant to Section 1(k) of a relevant event with respect to such Pre-Funded Aircraft;

(d) such Pass Through Trustee shall have received evidence that the lien of the applicable Bridge Financing, if any, has been terminated with respect to such Pre-Funded Aircraft and the filing of a release with the FAA and the filing of Uniform Commercial Code termination statements and, if applicable, the registration of a discharge of any International Interest (as defined in the Indenture Form) registered on the International Registry (as defined in the Indenture Form), in each case with respect to such lien; and

(e) the Bankruptcy Court shall have entered the Bankruptcy Court Order, and the Bankruptcy Court Order shall be a Final Order and shall be in full force and effect in accordance with its terms and no order of the Bankruptcy Court or any other court shall have been entered amending, staying, granting reargument, vacating or rescinding the Bankruptcy Court Order.

Anything herein to the contrary notwithstanding, the obligation of each Pass Through Trustee to purchase Equipment Notes hereunder shall terminate on the Cut-Off Date.

SECTION 3. Representations and Warranties.

(a) Representations and Warranties of the Company. The Company represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the State of Delaware and as debtor in possession under Sections 1107 and 1108 of the Bankruptcy Code to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Note Purchase Agreement and each Financing Agreement to which it will be a party;

(ii) Authorization; No Conflicts. The execution and delivery by the Company of this Note Purchase Agreement and the performance by the Company of its obligations under this Note Purchase Agreement have been duly authorized by the Company and by the Bankruptcy Court and will not violate the Company’s Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of

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creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(b) Representations and Warranties of WTC. WTC represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. WTC is a Delaware trust company duly organized and validly existing in good standing under the laws of the State of Delaware, holds a valid certificate to do business as a Delaware trust company and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, under this Note Purchase Agreement and each Financing Agreement to which it will be a party;

(ii) Due Authorization; No Conflicts. The execution and delivery by WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of this Note Purchase Agreement and the performance by WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Note Purchase Agreement have been duly authorized by WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, and will not violate its charter or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligations of WTC, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(c) Representations and Warranties of the Pass Through Trustee. Each Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of the applicable Trust Supplement are true and correct as of the date hereof.

(d) Representations and Warranties of the Subordination Agent. The Subordination Agent represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Subordination Agent is a Delaware trust company duly organized and validly

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existing in good standing under the laws of the State of Delaware, holds a valid certificate to do business as a Delaware trust company and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Note Purchase Agreement and each Financing Agreement to which it is or will be a party;

(ii) Due Authorization; Enforceability. This Note Purchase Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Note Purchase Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

(iii) Compliance with Laws; No Conflicts. None of the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the Subordination Agent’s trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent or contravenes the Subordination Agent’s charter or by-laws or results in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

(iv) No Governmental Consents. Neither the execution and delivery by the Subordination Agent of this Note Purchase Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the Subordination Agent’s trust or fiduciary powers;

(v) Certain Tax Matters. There are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by any state

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of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities); and

(vi) No Proceedings. There are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Note Purchase Agreement.

(e) Representations and Warranties of the Escrow Agent. The Escrow Agent represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Escrow Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its trust and fiduciary powers to execute and deliver this Note Purchase Agreement, each Deposit Agreement and each Escrow and Paying Agent Agreement (collectively, the “Escrow Agent Agreements”) and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;

(ii) Due Authorization; No Conflicts. The execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii) Enforceability. Each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(f) Representations and Warranties of the Paying Agent. The Paying Agent represents and warrants that:

(i) Due Incorporation; Good Standing; Corporate Power; Etc. The Paying Agent is a Delaware trust company duly organized and validly existing in good standing under the laws of the State of Delaware, holds a valid certificate to do business as a Delaware trust company and has the full corporate power,

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authority and legal right under the laws of the United States and of the state in which it is located and pertaining to its trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Escrow and Paying Agent Agreement (collectively, the “Paying Agent Agreements”) and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;

(ii) Due Authorization; No Conflicts. The execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its charter or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

(iii) Enforceability. Each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

SECTION 4. Covenants.

(a) Covenants of the Company.

(i) Maintenance of Corporate Existence. Subject to, and except as contemplated by, Section 4(a)(iii) of this Note Purchase Agreement, the Company shall at all times maintain its corporate existence.

(ii) Maintenance of Status as Certificated Air Carrier; Section 1110. The Company shall, for as long as and to the extent required under Section 1110 in order that the Loan Trustee shall be entitled to any of the benefits of Section 1110 with respect to the Aircraft, remain a Certificated Air Carrier.

(iii) Merger, Consolidation, Acquisition of the Company. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Pass Through Trustees, the Subordination Agent, the Escrow Agent and the Paying Agent an agreement containing the express assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of this Note Purchase Agreement to be performed or observed by the Company. Upon any such consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and

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may exercise every right and power of, the Company under this Note Purchase Agreement with the same effect as if such successor Person had been named as the Company herein.

(iv) Notice of Occurrence of Cut-Off Date. The Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-Off Date no later than one Business Day after the date thereof.

(v) Refinancing of Equipment Notes. The Company shall have the option to redeem any Series B Equipment Notes or any Series C Equipment Notes and issue new Equipment Notes with the same Series designation as that of the redeemed Equipment Notes; provided that the Company shall have obtained a Rating Agency Confirmation with respect to any Class of Certificates then rated by such Rating Agency that will remain outstanding in connection with such redemption and issuance; and provided further that any such redemption and issuance shall be subject to the terms of Section 8.01(c) of the Intercreditor Agreement. If any such new Equipment Notes are to be so issued, the pass through trustee of the pass through trust that acquires such new Equipment Notes shall execute and deliver an instrument (including, without limitation, a joinder agreement) by which such pass through trustee becomes a party hereto, and each of the parties hereto agrees, at the Company’s request, to enter into any amendments to (or any amendment and restatement of) this Note Purchase Agreement (including, without limitation, any modifications of the Indenture Form and the Participation Agreement Form) and any other Operative Agreements as may be necessary or desirable to give effect to such redemption and issuance of any such new Equipment Notes and the issuance of pass through certificates by any pass through trust that acquires any such new Equipment Notes, and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide for any credit support for any pass through certificates relating to any such new Equipment Notes (including, without limitation, to provide for payment of fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify any such credit support as a “Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and if such “Liquidity Facility” is to be comprised of more than one instrument, to incorporate appropriate mechanics for multiple “Liquidity Facilities” for a single Pass Through Trust)).

(vi) Certain Reports to Subordination Agent. Promptly after the occurrence of a Triggering Event or an Indenture Event of Default resulting from the failure of the Company to make payments on any Equipment Note and on every Regular Distribution Date while the Triggering Event or such Indenture Event of Default shall be continuing, the Company shall, at the Subordination Agent’s request from time to time but in any event no more frequently than once every three months, provide to the Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of

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an Indenture: (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft, and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject). As used in this Section 4(a)(vi), the terms “Triggering Event”, “Indenture Event of Default” and “Regular Distribution Date” have the respective meanings set forth in the Intercreditor Agreement.

(b) Covenants by WTC.

(i) Status as Citizen of the United States. WTC, in its individual capacity, covenants with each of the other parties to this Note Purchase Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon WTC giving any such notice, WTC shall, subject to Section 8.01 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.

(ii) Situs of Activity. Except with the consent of the Company, which shall not be unreasonably withheld, WTC will act as Pass Through Trustee and Subordination Agent solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states.

(c) [Reserved].

(d) Covenants by the Class C Pass Through Trustee.

(i) Tax Forms of the Class C Pass Through Trustee. On or prior to the Class C Issuance Date, the Class C Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 to each of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and the Depositary.

(ii) Tax Forms of the Pass Through Trustee of New Pass Through Trust. If any new Equipment Notes shall be issued under any Indenture as provided in Section 4(a)(v), on or prior to the date such new Equipment Notes shall have been so issued, the pass through trustee of the pass through trust that acquires such new Equipment Notes shall have provided a completed and executed copy of IRS Form W-9 to each of the Company and the Subordination Agent and, if a liquidity facility shall have been provided with respect to such new pass through trust, to the provider of such liquidity facility and, if such new Equipment Notes shall be issued on or prior to the Delivery Period Termination Date, to the Escrow Agent, the Paying Agent and the Depositary.

SECTION 5. Depositary Downgrade and Replacement of Depositary.

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(a) Depositary Downgrade and Option to Replace. If (1) the Depositary is downgraded by any Rating Agency such that the Depositary does not have either a Short-Term Rating or a Long-Term Rating that is equal to or higher than the applicable Depositary Threshold Rating for such Rating Agency, or (2) the Company, in its sole discretion, gives written notice to the Depositary of the Company’s election that the Depositary be replaced, the Company shall, within 30 days after such event occurring, cause the Depositary to be replaced with a depositary bank meeting the terms and on the conditions set forth in Section 5(c) (a “Replacement Depositary”).

(b) [Reserved].

(c) Terms and Preconditions for Replacement of Depositary.

(i) Minimum Credit Ratings; Confirmation from Ratings Agency. Any Replacement Depositary may either be (x) one that meets the Depositary Threshold Ratings or (y) one that does not meet the Depositary Threshold Ratings, so long as, in the case of either of the immediately preceding clauses (x) and (y), the Company shall have obtained a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with the replacement of the Depositary with such Replacement Depositary.

(ii) Certain Fees and Expenses. The Company shall pay all fees, expenses and other amounts then owing to the replaced Depositary. The Company shall also pay (x) any up-front fee of the Replacement Depositary and (y) all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the parties hereto (including, without limitation, all amounts payable to the Rating Agencies) incurred in connection with such replacement.

(iii) Replacement Deposit Agreements; Opinions and Other Closing Requirements. The Company shall cause the Replacement Depositary to enter into a Replacement Deposit Agreement for each of the Class A Certificates, the Class B Certificates and the Class C Certificates with the Escrow Agent (and the Escrow Agent agrees to enter into any such Replacement Deposit Agreement upon request of the Company) and shall cause the Replacement Depositary to deliver to the Company and each Rating Agency legal opinions and other closing documentation substantially similar in scope and substance as those that were delivered by the Depositary being replaced in connection with the execution and delivery of the Deposit Agreement being replaced.

(d) Withdrawal Certificate and Notice of Replacement Withdrawal. Upon satisfaction of the conditions set forth in Section 5(c), the Company shall instruct each Pass Through Trustee, and each Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreements) together with a Notice of Replacement Withdrawal (as defined in the Escrow and Paying Agent Agreements).

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(e) Amendments to Documents. Each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement, the Escrow and Paying Agent Agreements and any other Operative Agreements as may be necessary or desirable to give effect to the replacement of the Depositary with the Replacement Depositary and the replacement of the Deposit Agreements with the Replacement Deposit Agreements.

(f) Effect of Replacement. Until the execution and delivery of the Replacement Deposit Agreements, the Deposit Agreements with the Depositary being replaced shall remain in full force and effect. Upon the execution and delivery of the Replacement Deposit Agreements, the Replacement Depositary shall be deemed to be the Depositary under the Deposit Agreements with all of the rights and obligations of the Depositary hereunder and under the other Operative Agreements and the Replacement Deposit Agreements shall be deemed to be the Deposit Agreements hereunder and under the other Operative Agreements.

SECTION 6. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted by the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) to the relevant party hereto at the address or facsimile number set forth below the signature of such party at the foot of this Note Purchase Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.

SECTION 7. [Reserved].

SECTION 8. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Note Purchase Agreement.

SECTION 9. Miscellaneous.

(a) Survival of Representations and Covenants. Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and each Pass Through Trustee, and the Company’s, the Subordination Agent’s, the Escrow Agent’s, the Paying Agent’s and each Pass Through Trustee’s obligations under any and all

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thereof, shall survive the expiration or other termination of this Note Purchase Agreement and the other agreements referred to herein.

(b) Counterparts; Amendments; Effect of Headings; Successors and Assigns. This Note Purchase Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Note Purchase Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Note Purchase Agreement, but all of such counterparts together shall constitute one instrument. Neither this Note Purchase Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The Table of Contents to this Note Purchase Agreement and the headings of the various Sections and Subsections of this Note Purchase Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Note Purchase Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreements, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreements and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.

(c) Benefits of Agreement. This Note Purchase Agreement is not intended to, and shall not, provide any Person not a party hereto (other than the Initial Purchasers, each Liquidity Provider as a beneficiary of Section 2(b) hereof and the Depositary as a beneficiary of Section 5(c)(ii) hereof) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than the Initial Purchasers, each Liquidity Provider as a beneficiary of Section 2(b) hereof and the Depositary as a beneficiary of Section 5(c)(ii) hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Note Purchase Agreement. To the extent that this Note Purchase Agreement expressly confers upon, gives or grants any right, power, privilege, benefit, interest, remedy or claim to each Liquidity Provider with respect to Section 2(b) hereof or to the Depositary with respect to Section 5(c)(ii) hereof, each such party is hereby recognized as a third party beneficiary hereunder and may enforce any such right, power, privilege, benefit, interest, remedy or claim.

(d) Acknowledgement; Direction. Each of the parties hereto acknowledges and agrees that, from and after the date hereof, (i) this Note Purchase Agreement shall constitute the “Note Purchase Agreement” for all purposes of the Operative Agreements, (ii) the Intercreditor Agreement shall constitute the “Intercreditor Agreement” for all purposes of the Operative Agreements and (iii) the Series C Equipment Notes, the Class C Certificates, the Class C Pass Through Trust, the Class C Pass Through Trust Agreement and the Class C Pass Through Trustee shall constitute the “Additional Series

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Equipment Notes” (or the “Additional Equipment Notes”), the “Additional Series Pass Through Certificates” (or the “Additional Certificates”), the “Additional Series Pass Through Trust” (or the “Additional Trust”), “Additional Series Pass Through Trust Agreement” (or the “Additional Trust Agreement”) and the “Additional Series Pass Through Trustee” (or the “Additional Trustee”), respectively, in each case for all purposes of the Operative Agreements (as defined in the Original Note Purchase Agreement). Pursuant to Section 8 of each Escrow and Paying Agent Agreement, each Pass Through Trustee hereby requests that the Escrow Agent and the Paying Agent enter into, execute, deliver and perform their respective obligations under this Agreement and any document, instrument or writing as may be contemplated hereby or necessary or convenient in connection herewith. Pursuant to Section 9.01 of each Pass Through Trust Agreement, the Company hereby requests that each Pass Through Trustee enter into, execute, deliver and perform their respective obligations under this Agreement, the Intercreditor Agreement and each other document, instrument or writing as may be contemplated by, or necessary or convenient in connection with, any of the foregoing.

SECTION 10. Governing Law. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE PURCHASE AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

SECTION 11. Submission to Jurisdiction. Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof and of all other Operative Agreements hereby (a) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, except during the period prior to the effective date of any plan of reorganization filed in the Chapter 11 Case and confirmed pursuant to Section 1129 of the Bankruptcy Code, during which period the Bankruptcy Court shall also have non-exclusive jurisdiction, for the purposes of any suit, action or other proceeding arising out of this Note Purchase Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (b) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Note Purchase Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

AMERICAN AIRLINES, INC.

By:	/s/ Patricia Delgadillo
	Name:	Patricia Delgadillo
	Title:	Managing Director-Treasury
	Address:	4333 Amon Carter Boulevard
Mail Drop 5662
Fort Worth, Texas 76155
Ref.: American Airlines 2013-1 EETC
Attention: Treasurer
Telephone: (817) 963-1234
Facsimile: (817) 967-4318

Signature Page

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WILMINGTON TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee

By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President
	Address:	1100 North Market Street
Wilmington, Delaware 19890
Att: Adam Vogelsong
Ref.: American Airlines 2013-1 EETC
		Telephone:	(302) 636-6472
		Facsimile:	(302) 636-4149

WILMINGTON TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent

By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President
	Address:	1100 North Market Street
Wilmington, Delaware 19890
Att: Adam Vogelsong
Ref.: American Airlines 2013-1 EETC
		Telephone:	(302) 636-6472
		Facsimile:	(302) 636-4149

Signature Page

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WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Escrow Agent

By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President
1100 North Market Street
Wilmington, Delaware 19890
Att: Adam Vogelsong
Ref.: American Airlines 2013-1 EETC
		Telephone:	(302) 636-6472
		Facsimile:	(302) 636-4149

WILMINGTON TRUST COMPANY, not in its individual capacity, except as otherwise provided herein, but solely as Paying Agent

By:	/s/ Adam R. Vogelsong
	Name:	Adam R. Vogelsong
	Title:	Vice President
	Address:	1100 North Market Street
Wilmington, Delaware 19890
Att: Adam Vogelsong
Ref.: American Airlines 2013-1 EETC
		Telephone:	(302) 636-6472
		Facsimile:	(302) 636-4149

Signature Page

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SCHEDULE I to

NOTE PURCHASE AGREEMENT

FUNDED AIRCRAFT, ELIGIBLE AIRCRAFT AND SCHEDULED DELIVERY MONTHS

Part One – Funded Aircraft

No.	U.S. Registration No.	Airframe Manufacturer	Airframe Model (including generic manufacturer and model)	Airframe MSN	Engine Manufacturer	Engine Model (including generic manufacturer and model)
1.	N936AN	Boeing	737-823 (BOEING 737-800)	29532	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
2.	N943AN	Boeing	737-823 (BOEING 737-800)	30599	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
3.	N947AN	Boeing	737-823 (BOEING 737-800)	29536	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
4.	N948AN	Boeing	737-823 (BOEING 737-800)	30086	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
5.	N949AN	Boeing	737-823 (BOEING 737-800)	29537	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
6.	N950AN	Boeing	737-823 (BOEING 737-800)	30087	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
7.	N951AA	Boeing	737-823 (BOEING 737-800)	29538	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
8.	N964AN	Boeing	737-823 (BOEING 737-800)	30093	CFM International, Inc.	CFM56-7B26 (CFM CFM56-7)
9.	N796AN	Boeing	777-223ER (BOEING 777-200)	30796	Rolls Royce plc	RB211-Trent 892-17 (Rolls Royce TRENT 800)
10.	N722AN	Boeing	777-323ER (BOEING 777-300)	31547	General Electric	GE90-115BL (GE GE90-115BL)

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SCHEDULE I to

NOTE PURCHASE AGREEMENT

(Cont’d)

Part Two – Eligible Aircraft and Scheduled Delivery Months

No.	U.S. Registration No.	Airframe Manufacturer	Airframe Model (including generic manufacturer and model)	Airframe MSN	Engine Manufacturer	Engine Model (including generic manufacturer and model)	Scheduled Delivery Month
1.	N723AN	Boeing	777-323ER (BOEING 777-300)	33125	General Electric	GE90-115BL (GE GE90- 115BL) GE90-115BL	May 2013
2.	N724AN	Boeing	777-323ER (BOEING 777-300)	31548	General Electric	(GE GE90- 115BL) GE90-115BL	June 2013
3.	N725AN	Boeing	777-323ER (BOEING 777-300)	41666	General Electric	(GE GE90- 115BL)	July 2013

Sch. I - 2

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SCHEDULE II to

NOTE PURCHASE AGREEMENT

TRUST SUPPLEMENTS

Trust Supplement No. 2013-1A, dated as of the Original Issuance Date, between the Company and the Pass Through Trustee in respect of the American Airlines Pass Through Trust, Series 2013-1A.

Trust Supplement No. 2013-1B, dated as of the Original Issuance Date, between the Company and the Pass Through Trustee in respect of the American Airlines Pass Through Trust, Series 2013-1B.

Trust Supplement No. 2013-1C, dated as of the Class C Issuance Date, between the Company and the Pass Through Trustee in respect of the American Airlines Pass Through Trust, Series 2013-1C.

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SCHEDULE III to

NOTE PURCHASE AGREEMENT

REQUIRED TERMS

Equipment Notes

Obligor: The Company

Maximum Principal Amount: $431,400,000

The original principal amount and amortization schedule of the Series A Equipment Notes, Series B Equipment Notes and the Series C Equipment Notes issued with respect to a Pre-Funded Aircraft shall be as set forth in the following tables:

PRINCIPAL AMOUNTS OF EQUIPMENT NOTES

Eligible Aircraft	Series A	Series B	Series C	Total
N723AN	92,945,000	28,729,000	21,968,000	143,642,000
N724AN	93,047,000	28,759,000	21,992,000	143,798,000
N725AN	93,151,000	28,792,000	22,017,000	143,960,000

Total	$279,143,000	$86,280,000	$65,977,000	$431,400,000

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AMORTIZATION SCHEDULES

Series A Equipment Notes

Boeing 777-323ER

N723AN

Payment Date	Percentage of Original Principal Amount to be Paid
July 15, 2013	0.00000000%
January 15, 2014	1.85870977%
July 15, 2014	2.19998817%
January 15, 2015	2.28235136%
July 15, 2015	2.12053405%
January 15, 2016	2.23435162%
July 15, 2016	2.10998865%
January 15, 2017	2.08817058%
July 15, 2017	2.06635252%
January 15, 2018	2.20180634%
July 15, 2018	2.17453376%
January 15, 2019	2.32944201%
July 15, 2019	2.29562401%
January 15, 2020	2.26180601%
July 15, 2020	2.22798801%
January 15, 2021	2.19417001%
July 15, 2021	2.68544010%
January 15, 2022	2.63089494%
July 15, 2022	2.57634978%
January 15, 2023	3.17180112%
July 15, 2023	3.08998338%
January 15, 2024	3.00816564%
July 15, 2024	2.92634789%
January 15, 2025	2.84453015%
July 15, 2025	44.42067013%

Sch. III-2

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Series B Equipment Notes

Boeing 777-323ER

N723AN

Payment Date	Percentage of Original Principal Amount to be Paid
July 15, 2013	0.00000000%
January 15, 2014	2.08299001%
July 15, 2014	2.63225660%
January 15, 2015	2.65121839%
July 15, 2015	2.67349936%
January 15, 2016	2.63246855%
July 15, 2016	2.22030370%
January 15, 2017	1.92540586%
July 15, 2017	1.90201069%
January 15, 2018	2.21215879%
July 15, 2018	2.42918166%
January 15, 2019	9.17156922%
July 15, 2019	2.97376261%
January 15, 2020	12.59620732%
July 15, 2020	16.67373226%
January 15, 2021	35.22323499%

Series C Equipment Notes

Boeing 777-323ER

N723AN

The principal amount of each Series C Equipment Note

will be payable in a single payment on July 15, 2018.

Sch. III-3

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Series A Equipment Notes

Boeing 777-323ER

N724AN

Payment Date	Percentage of Original Principal Amount to be Paid
July 15, 2013	0.00000000%
January 15, 2014	1.85993974%
July 15, 2014	2.19996060%
January 15, 2015	2.28232275%
July 15, 2015	2.12050747%
January 15, 2016	2.23432361%
July 15, 2016	2.10996220%
January 15, 2017	2.08814442%
July 15, 2017	2.06632662%
January 15, 2018	2.20177875%
July 15, 2018	2.17450650%
January 15, 2019	2.32941282%
July 15, 2019	2.29559525%
January 15, 2020	2.26177766%
July 15, 2020	2.22796010%
January 15, 2021	2.19414252%
July 15, 2021	2.68540644%
January 15, 2022	2.63086196%
July 15, 2022	2.57631750%
January 15, 2023	3.17176137%
July 15, 2023	3.08994465%
January 15, 2024	3.00812794%
July 15, 2024	2.92631122%
January 15, 2025	2.84449450%
July 15, 2025	44.42011342%

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Series B Equipment Notes

Boeing 777-323ER

N724AN

Payment Date	Percentage of Original Principal Amount to be Paid
July 15, 2013	0.00000000%
January 15, 2014	2.07719973%
July 15, 2014	2.63222873%
January 15, 2015	2.65435916%
July 15, 2015	2.67370705%
January 15, 2016	2.63232000%
July 15, 2016	2.21754397%
January 15, 2017	1.92998456%
July 15, 2017	1.89973598%
January 15, 2018	2.21256278%
July 15, 2018	2.42945492%
January 15, 2019	9.17122031%
July 15, 2019	2.97652036%
January 15, 2020	12.59252318%
July 15, 2020	16.67634469%
January 15, 2021	35.22429459%

Series C Equipment Notes

Boeing 777-323ER

N724AN

The principal amount of each Series C Equipment Note

will be payable in a single payment on July 15, 2018.

Sch. III-2

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Series A Equipment Notes

Boeing 777-323ER

N725AN

Payment Date	Percentage of Original Principal Amount to be Paid
July 15, 2013	0.00000000%
January 15, 2014	1.85941099%
July 15, 2014	2.19997245%
January 15, 2015	2.28233505%
July 15, 2015	2.12051890%
January 15, 2016	2.23433565%
July 15, 2016	2.10997357%
January 15, 2017	2.08815567%
July 15, 2017	2.06633775%
January 15, 2018	2.20179061%
July 15, 2018	2.17451821%
January 15, 2019	2.32942537%
July 15, 2019	2.29560762%
January 15, 2020	2.26178985%
July 15, 2020	2.22797210%
January 15, 2021	2.19415434%
July 15, 2021	2.68542091%
January 15, 2022	2.63087614%
July 15, 2022	2.57633138%
January 15, 2023	3.17177846%
July 15, 2023	3.08996130%
January 15, 2024	3.00814414%
July 15, 2024	2.92632699%
January 15, 2025	2.84450983%
July 15, 2025	44.42035274%

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Series B Equipment Notes

Boeing 777-323ER

N725AN

Payment Date	Percentage of Original Principal Amount to be Paid
July 15, 2013	0.00000000%
January 15, 2014	2.08023086%
July 15, 2014	2.63164650%
January 15, 2015	2.65345263%
July 15, 2015	2.67336566%
January 15, 2016	2.63161295%
July 15, 2016	2.21776368%
January 15, 2017	1.93061305%
July 15, 2017	1.90047833%
January 15, 2018	2.21245495%
July 15, 2018	2.42919749%
January 15, 2019	9.16961993%
July 15, 2019	2.97866960%
January 15, 2020	12.59419332%
July 15, 2020	16.67345690%
January 15, 2021	35.22324417%

Series C Equipment Notes

Boeing 777-323ER

N725AN

The principal amount of each Series C Equipment Note will be payable in a single payment on July 15, 2018.

Sch. III-2

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Indenture for Each Pre-Funded Aircraft

Debt Rate (as such term is defined in clause (i) of the definition of “Debt Rate” in the form of Indenture and Security Agreement included as Exhibit C to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Note Purchase Agreement, the “Indenture Form”)) (x) for Series A (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): initially 4.000%, as may be changed from time to time pursuant to Section 2(d) of the Registration Rights Agreement; (y) for Series B (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): initially 5.625%, as may be changed from time to time pursuant to Section 2(d) of the Registration Rights Agreement; and (z) for Series C (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): initially, 6.125%, as may be changed from time to time pursuant to Section 2(d) of the Class C Registration Rights Agreement.

Past Due Rate:	The lesser of (a) with respect to (i) any payment made to a Noteholder (as such term is defined in the Indenture Form) under any Series of Equipment Notes relating to such Pre- Funded Aircraft, the Debt Rate then applicable to such Series plus 1% and (ii) any other payment made under any Operative Document (as such term is defined in the Indenture Form) to any other Person, the Debt Rate (as such term is defined in clause (ii) of the definition of “Debt Rate” in the Indenture Form) plus 1% (computed on the basis of a year of 360 days comprised of twelve 30-day months) and (b) the maximum rate permitted by applicable law.

Payment Dates:	July 15 and January 15 commencing with the first such date to occur after the issuance of the Equipment Notes with respect to such Pre-Funded Aircraft.

Make-Whole Amount:	As provided in Article II of the Indenture Form.

Redemption:	As provided in Article II of the Indenture Form.

All-risk hull insurance:	Not less than 110% of the unpaid principal amount of the Equipment Notes relating to such Pre-Funded Aircraft, subject to the Company’s right to self-insure on terms no more favorable to the Company in any material respect than those set forth in Section 7.06 of the Indenture Form.

Sch. III-3

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Participation Agreement for Each Pre-Funded Aircraft

The applicable Loan Trustee, the Subordination Agent, the Liquidity Providers, the Pass Through Trustees and the Escrow Agent shall be indemnified against Claims (as such term is defined in the Participation Agreement Form referred to below) to the extent set forth in Section 4.02 of the form of the Participation Agreement included as Exhibit B to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Note Purchase Agreement, the “Participation Agreement Form”).

Prohibited Modifications

1.	The parties may not modify in any material adverse respect the Granting Clause of the Indenture Form so as to deprive the Noteholders or the Related Noteholders (as defined in the Indenture Form) of a first priority security interest in and mortgage lien on the Pre-Funded Aircraft (as defined in the Indenture Form) or, to the extent assigned thereunder, the Warranty Rights (as defined in the Indenture Form) or to eliminate any of the obligations intended to be secured thereby, or otherwise modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Indenture Form) the provisions of Article II or Article III, or Sections 7.05(a) or 7.05(b) (insofar as such Sections relate to conditions to “Airframe” and “Engine” replacements), or Sections 4.01, 4.02, 5.02, 9.02, 10.04, 10.11, 10.12 or 10.15 of the Indenture Form or the provisions of the proviso to the second full sentence of Section 7.02(e) of the Indenture Form as regards the rights of the Loan Trustee (as defined in the Indenture Form) thereunder or the definition of “Make-Whole Amount”, “Section 4.02 Premium” or “Premium Amount” in Annex A to the Indenture Form.

2.	The parties may not modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Participation Agreement Form) the provisions of Sections 3.01(d), 3.01(f)(i), 3.01(r), 4.01(g), 4.01(h), 6.01(e), 6.01(f), 6.02(b), 6.02(c), 6.02(f), 7.03, 7.08 or 7.12 of the Participation Agreement Form, or the first sentence of Section 6.02(c) of the Participation Agreement Form, or the provisions of Sections 3.01(g), (h) or (i) of the Participation Agreement Form so as to eliminate the requirement to deliver to the Noteholders or the Loan Trustee (as defined in the Participation Agreement Form), as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or otherwise modify the terms of the Participation Agreement Form to deprive the Pass Through Trustees, the Subordination Agent, the Liquidity Providers or the Loan Trustee (as defined in the Participation Agreement Form) of any indemnity, or right of reimbursement, for Claims in its favor.

3.

Nothing in the two immediately preceding paragraphs shall prohibit any modification of the Indenture Form or the Participation Agreement Form to give effect to the redemption of any Series B Equipment Notes or any Series C Equipment Notes and issuance of new

Sch. III-4

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Equipment Notes with the same series designation as that of the redeemed Equipment Notes or to provide for any credit support for any pass through certificates relating to any such new Equipment Notes as provided in Section 4(a)(v) of the Note Purchase Agreement.

Sch. III-5

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

SCHEDULE IV to

NOTE PURCHASE AGREEMENT

INDENTURES, PARTICIPATION AGREEMENTS AND RELATED AMENDMENTS

WITH RESPECT TO FUNDED AIRCRAFT

No.	Funded Aircraft (Reg. No.)	Participation Agreement	First Amendment to Participation Agreement	Indenture and Security Agreement	First Amendment to Indenture and Security Agreement
1.	N936AN	Participation Agreement (N936AN), dated as of April 2, 2013	First Amendment to Participation Agreement (N936AN), dated as of the Class C Issuance Date	Indenture and Security Agreement (N936AN), dated as of April 2, 2013	First Amendment to Indenture and Security Agreement (N936AN), dated as of the Class C Issuance Date

2.	N943AN	Participation Agreement (N943AN), dated as of March 26, 2013	First Amendment to Participation Agreement (N943AN), dated as of the Class C Issuance Date	Indenture and Security Agreement (N943AN), dated as of March 26, 2013	First Amendment to Indenture and Security Agreement (N943AN), dated as of the Class C Issuance Date

3.	N947AN	Participation Agreement (N947AN), dated as of March 26, 2013	First Amendment to Participation Agreement (N947AN), dated as of the Class C Issuance Date	Indenture and Security Agreement (N947AN), dated as of March 26, 2013	First Amendment to Indenture and Security Agreement (N947AN), dated as of the Class C Issuance Date

4.	N948AN	Participation Agreement (N948AN), dated as of March 26, 2013	First Amendment to Participation Agreement (N948AN), dated as of the Class C Issuance Date	Indenture and Security Agreement (N948AN), dated as of March 26, 2013	First Amendment to Indenture and Security Agreement (N948AN), dated as of the Class C Issuance Date

5.	N949AN	Participation Agreement (N949AN), dated as of March 26, 2013	First Amendment to Participation Agreement (N949AN), dated as of the Class C Issuance Date	Indenture and Security Agreement (N949AN), dated as of March 26, 2013	First Amendment to Indenture and Security Agreement (N949AN), dated as of the Class C Issuance Date

6.	N950AN	Participation Agreement (N950AN), dated as of March 26, 2013	First Amendment to Participation Agreement (N950AN), dated as of the Class C Issuance Date	Indenture and Security Agreement (N950AN), dated as of March 26, 2013	First Amendment to Indenture and Security Agreement (N950AN), dated as of the Class C Issuance

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

No.	Funded Aircraft (Reg. No.)	Participation Agreement	First Amendment to Participation Agreement	Indenture and Security Agreement	First Amendment to Indenture and Security Agreement
Date

7.	N951AA	Participation Agreement (N951AA), dated as of March 26, 2013	First Amendment to Participation Agreement (N951AA), dated as of the Class C Issuance Date	Indenture and Security Agreement (N951AA), dated as of March 26, 2013	First Amendment to Indenture and Security Agreement (N951AA), dated as of the Class C Issuance Date

8.	N964AN	Participation Agreement (N964AN), dated as of March 26, 2013	First Amendment to Participation Agreement (N964AN), dated as of the Class C Issuance Date	Indenture and Security Agreement (N964AN), dated as of March 26, 2013	First Amendment to Indenture and Security Agreement (N964AN), dated as of the Class C Issuance Date

9.	N796AN	Participation Agreement (N796AN), dated as of March 26, 2013	First Amendment to Participation Agreement (N796AN), dated as of the Class C Issuance Date	Indenture and Security Agreement (N796AN), dated as March 26, 2013	First Amendment to Indenture and Security Agreement (N796AN), dated as of the Class C Issuance Date

10.	N722AN	Participation Agreement (N722AN), dated as of April 29, 2013	First Amendment to Participation Agreement (N722AN), dated as of the Class C Issuance Date	Indenture and Security Agreement (N722AN), dated as of April 29, 2013	First Amendment to Indenture and Security Agreement (N722AN), dated as of the Class C Issuance Date

Sch. IV-2

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

ANNEX A to

NOTE PURCHASE AGREEMENT

DEFINITIONS

(a) Certain Rules of Construction. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Note Purchase Agreement (including this Annex A).

(i) Singular and Plural. The definitions stated in this Annex A apply equally to both the singular and the plural forms of the terms defined.

(ii) References to Parts. All references in the Note Purchase Agreement to designated “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Section, Subsection, Schedule, Exhibit, Annex or other subdivision of the Note Purchase Agreement, unless otherwise specifically stated.

(iii) Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to the Note Purchase Agreement as a whole and not to any particular Section, Subsection, Schedule, Exhibit, Annex or other subdivision.

(iv) Reference to Government. All references in the Note Purchase Agreement to a “government” are to such government and any instrumentality or agency thereof.

(v) Including Without Limitation. Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.

(vi) Notice and Notify. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in Section 6 of the Note Purchase Agreement.

(vii) Reference to Persons. All references in the Note Purchase Agreement to a Person shall include successors and permitted assigns of such Person.

(b) Definitions.

“Aircraft” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Aircraft Purchase Agreement” means Purchase Agreement No. 1980, dated October 31, 1997, which incorporates by reference the Aircraft General Terms Agreement (AGTA AAL), dated as October 31, 1997, between the Manufacturer and the Company, as the

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 United States Code §§101 et seq., as amended from time to time, or any successor statutes thereto.

“Bankruptcy Court” means the Bankruptcy Court for the Southern District of New York.

“Bankruptcy Court Order” means, collectively, (a) the Bankruptcy Court order entitled “Order Pursuant to 11 U.S.C. §§ 105(a), 362, 363, 364, 503(b) and 507 and Fed. R. Bankr. P. 4001 and 6004 (I) Authorizing Debtors to Obtain Postpetition Secured First Priority Aircraft Financing and Grant Security Interests and Liens with Respect Thereto, (II) Authorizing Debtors to Repay Existing Prepetition Debt Relating to Certain Aircraft and (III) Granting Related Relief”, dated February 15, 2013 and entered by the Bankruptcy Court on February 15, 2013 (ECF No. 6718) and (b) the Bankruptcy Court Order entitled “Order Pursuant to 11 U.S.C. §§ 105(a), 362, 364, 503(b) and 507 Fed. R. Bankr. P. 4001 (I) Authorizing Debtors to Obtain Postpetition Secured First Priority Aircraft Financing and Grant Security Interests and Liens with Respect Thereto, and (II) Granting Related Relief”, dated May 10, 2013 and entered by the Bankruptcy Court on May 10, 2013 (ECF No. 8122).

“Basic Pass Through Trust Agreement” means that certain Pass Through Trust Agreement, dated as of March 12, 2013, between the Company and WTC, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms (but does not include any Trust Supplement).

“Bridge Financing” has the meaning set forth in Section 1(g) of the Note Purchase Agreement.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in New York, New York, Fort Worth, Texas, Wilmington, Delaware or, if different from the foregoing, the city and state in which any Loan Trustee, any Pass Through Trustee or the Subordination Agent maintains its Corporate Trust Office or receives and disburses funds.

“Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.

“Certificates” means the pass through certificates issued by any Pass Through Trust (and any other pass through certificates for which such pass through certificates may be exchanged).

“Chapter 11 Case” means the bankruptcy case of the Company and certain of its Affiliates jointly administered under Case No. 11-15463 (SHL) in the Bankruptcy Court.

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

“Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.

“Class” means the class of Certificates issued by a Pass Through Trust.

“Class A Certificates” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Class A Deposit Agreement” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

“Class A Escrow and Paying Agent Agreement” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

“Class A Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class A Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class A Pass Through Trust” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Class A Pass Through Trustee” has the meaning set forth in the seventh recital to the Note Purchase Agreement.

“Class A Trust Supplement” means the Trust Supplement with respect to the Class A Pass Through Trust.

“Class B Certificates” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

“Class B Deposit Agreement” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

“Class B Escrow and Paying Agent Agreement” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

“Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.

“Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.

“Class B Pass Through Trust” has the meaning set forth in the sixth recital to the Note Purchase Agreement.

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

“Class B Pass Through Trustee” has the meaning set forth in the seventh recital to the Note Purchase Agreement.

“Class B Trust Supplement” means the Trust Supplement with respect to the Class B Pass Through Trust.

“Class C Certificate Purchase Agreement” has the meaning set forth in the fifteenth recital to the Note Purchase Agreement.

“Class C Certificates” has the meaning set forth in the fourteenth recital to the Note Purchase Agreement.

“Class C Deposit Agreement” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement.

“Class C Deposits” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement.

“Class C Escrow and Paying Agent Agreement” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement.

“Class C Initial Deposits” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement.

“Class C Initial Purchasers” has the meaning set forth in the fifteenth recital to the Note Purchase Agreement.

“Class C Issuance Date” means June 5, 2013.

“Class C Pass Through Trust” has the meaning set forth in the fourteenth recital to the Note Purchase Agreement.

“Class C Pass Through Trust Agreement” has the meaning set forth in the fourteenth recital to the Note Purchase Agreement.

“Class C Pass Through Trustee” means the Pass Through Trustee under the Class C Pass Through Trust.

“Class C Registration Rights Agreement” means, with respect to the Class C Certificates, that certain Registration Rights Agreement, dated as of June 5, 2013, among the Company, the Class C Pass Through Trustee and the Class C Initial Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Class C Trust Supplement” means the Trust Supplement with respect to the Class C Pass Through Trust.

“Company” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

“Corporate Trust Office” has the meaning set forth in Section 1.01 of the Intercreditor Agreement.

“Cut-Off Date” means the earlier of:

(a) the day after the Delivery Period Termination Date; and

(b) the date on which a Triggering Event occurs.

“Delivery Period Termination Date” means the earlier of:

(a) December 31, 2013; and

(b) the date on which Equipment Notes issued with respect to all of the Pre-Funded Aircraft have been purchased by the Pass Through Trustees in accordance with the Note Purchase Agreement.

“Deposit Agreements” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement, subject to Section 5(f) of the Note Purchase Agreement.

“Depositary” means, subject to Section 5(f) of the Note Purchase Agreement, Natixis S.A., acting via its New York Branch.

“Depositary Threshold Rating” means (a) in the case of Fitch, either a Short-Term Rating of F1 or a Long-Term Rating of A-1 and (b) in the case of Standard & Poor’s, either a Long-Term Rating of A- or a Short-Term Rating of A-1.

“Deposits” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement.

“Eligible Aircraft” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Note Purchase Agreement and of such Indenture) and any Equipment Note issued under any such Indenture in exchange for or replacement of any other Equipment Note.

“Escrow Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Escrow Agent Agreements” has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.

“Escrow and Paying Agent Agreements” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement.

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

“FAA” means the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to its functions.

“Final Order” means an order or judgment entered by the Bankruptcy Court as to which (a) any right to appeal or seek certiorari, review, reargument, stay or rehearing has been waived, (b) the time to appeal or seek certiorari, review, reargument, stay or rehearing has expired and no appeal or petition for certiorari, review, reargument, stay or rehearing is pending, or (c) an appeal has been taken or petition for certiorari, review, reargument, stay or rehearing has been filed and (i) such appeal or petition for certiorari, review, reargument, stay or rehearing has been resolved by the highest court to which the order or judgment was appealed or from which certiorari, review, reargument, stay or rehearing was sought, or (ii) the time to appeal further or seek certiorari, further review, reargument, stay or rehearing has expired and no such further appeal or petition for certiorari, review, reargument, stay or rehearing is pending; provided, however, that the possibility that a motion pursuant to Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule, may be filed relating to such order or judgment shall not cause such order or judgment not to be a Final Order.

“Financing Agreements” means, collectively, with respect to any Aircraft, the Participation Agreement, the Indenture and the Equipment Notes issued under such Indenture, in each case relating to such Aircraft.

“First Amendment to Indenture” means, with respect to each Funded Aircraft, the First Amendment to Indenture, dated as of the Class C Issuance Date, between the Company and the Loan Trustee listed on Schedule IV to the Note Purchase Agreement relating to such Funded Aircraft.

“First Amendment to Participation Agreement” means, with respect to each Funded Aircraft, the First Amendment to Participation Agreement, dated as of the Class C Issuance Date, among the Company, the Loan Trustee, the Subordination Agent, the Pass Through Trustees and WTC listed on Schedule IV to the Note Purchase Agreement relating to such Funded Aircraft.

“Fitch” means Fitch Ratings, Inc.

“Funded Aircraft” has the meaning set forth in the third recital to the Note Purchase Agreement.

“Funding Date” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

“Funding Notice” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

“Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

“holder”, with respect to any Certificate, means the Person in whose name such Certificate is registered in the Register.

“Indenture” means with respect to a Funded Aircraft, the Indenture and Security Agreement between the Company and the Loan Trustee listed on Schedule IV to the Note Purchase Agreement with respect to such Funded Aircraft and, with respect to a Pre-Funded Aircraft, an indenture and security agreement to be entered into by the Company and the Loan Trustee substantially in the form of the Indenture Form to which such Pre-Funded Aircraft shall have been subjected, in each case as such agreement may be amended, supplemented or otherwise modified from time to time.

“Indenture Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.

“Initial Deposits” has the meaning set forth in the sixteenth recital to the Note Purchase Agreement.

“Initial Purchasers” has the meaning set forth in the fifteenth recital to the Note Purchase Agreement.

“Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement, dated as of the Class C Issuance Date, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.

“Liquidity Facilities” means, collectively, the Class A Liquidity Facility and the Class B Liquidity Facility.

“Liquidity Providers” means, collectively, the Class A Liquidity Provider and the Class B Liquidity Provider.

“Loan Trustee” means, with respect to any Aircraft, the “Loan Trustee” as defined in the Financing Agreements in respect of such Aircraft.

“Long-Term Rating” means, for any entity, (a) in the case of Fitch, the long-term issuer default rating of such entity, and (b) in the case of Standard & Poor’s, the long-term issuer credit rating of such entity.

“Manufacturer” means The Boeing Company, a Delaware corporation, and its successors and assigns.

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

“Note Purchase Agreement” means the Amended and Restated Note Purchase Agreement to which this Annex A is attached, as such agreement may be amended, supplemented or otherwise modified from time to time.

“Notice of Purchase Withdrawal” with respect to each Deposit Agreement, has the meaning set forth in Section 2.3(a) of such Deposit Agreement.

“Operative Agreements” means, collectively, each Pass Through Trust Agreement, the Note Purchase Agreement, each Escrow and Paying Agent Agreement, each Deposit Agreement, each Liquidity Facility, the Intercreditor Agreement, the Certificates and, with respect to each Aircraft in respect of which Equipment Notes shall have been issued, the Financing Agreements.

“Original Certificate Purchase Agreement” has the meaning set forth in the seventh recital to the Note Purchase Agreement.

“Original Deposits” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

“Original Initial Deposits” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

“Original Initial Purchasers” has the meaning set forth in the seventh recital to the Note Purchase Agreement.

“Original Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Original Issuance Date, among the Class A Pass Through Trustee, the Class B Pass Through Trustee, the Liquidity Providers and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from time to time prior to the Class C Issuance Date in accordance with its terms.

“Original Issuance Date” means March 12, 2013.

“Original Note Purchase Agreement” has the meaning set forth in the second recital to the Note Purchase Agreement

“Participation Agreement” means with respect to a Funded Aircraft, the Participation Agreement among the Company, the Loan Trustee, the Subordination Agent, the Class A Pass Through Trustee, the Class B Pass Through Trustee and WTC listed on Schedule IV to the Note Purchase Agreement with respect to such Funded Aircraft and, with respect to a Pre-Funded Aircraft, a participation agreement to be entered into by the Company, the Loan Trustee, the Subordination Agent, the Pass Through Trustees and WTC substantially in the form of the Participation Agreement Form relating to the financing of such Pre-Funded Aircraft, in each case as such agreement may be amended, supplemented or otherwise modified from time to time.

“Participation Agreement Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

“Pass Through Trust” means each of the separate grantor trusts that have been or will be created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Agreements.

“Pass Through Trust Agreement” means each of the Trust Supplements relating to the Pass Through Trusts, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Pass Through Trustee” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Paying Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Paying Agent Agreements” has the meaning set forth in Section 3(f)(i) of the Note Purchase Agreement.

“Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

“Pre-Funded Aircraft” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

“Rating Agencies” means, with respect to any Class of Certificates, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate such Class of Certificates and which shall then be rating such Class of Certificates. The initial Rating Agencies with respect to the Class A Certificates, the Class B Certificates and the Class C Certificates will be Fitch and Standard & Poor’s.

“Rating Agency Confirmation” means, in the case of any action or event that, pursuant to the express terms of the Note Purchase Agreement, requires a “Rating Agency Confirmation” with respect to any Class of Certificates in connection therewith, a written confirmation from each of the Rating Agencies then rating such Class of Certificates to the effect that such action or event would not result in (i) a reduction of the rating for such Class of Certificates by such Rating Agency below the then current rating for such Class of Certificates issued by such Rating Agency (before the downgrading of such rating, if any, as a result of the downgrading of the Depositary such that the Depositary does not have either a Short-Term Rating or a Long-Term Rating issued by such Rating Agency that is equal to or higher than the applicable Depositary Threshold Rating for such Rating Agency, if applicable) or (ii) a withdrawal or suspension of the rating of such Class of Certificates by such Rating Agency.

“Register” means, with respect to the Class A Certificates, the Class B Certificates and the Class C Certificates, the register maintained pursuant to Section 7.12 of the

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Basic Pass Through Trust Agreement and Sections 4.05 and 4.06 of the applicable Trust Supplement with respect to the applicable Pass Through Trust.

“Registration Rights Agreement” means, with respect to the Class A Certificates and the Class B Certificates, that certain Registration Rights Agreement, dated as of March 12, 2013, among the Company, the Class A Pass Through Trustee, the Class B Pass Through Trustee and certain Original Initial Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Replacement Deposit Agreement” means, for each Class of Certificates, a deposit agreement substantially in the form of the replaced Deposit Agreement for such Class of Certificates as shall permit the Rating Agencies to issue a Rating Agency Confirmation with respect to such Class of Certificates in connection with the replacement of the Depositary with the Replacement Depositary party to such deposit agreement.

“Replacement Depositary” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.

“Required Terms” means the provisions set forth on Schedule III to the Note Purchase Agreement.

“Section 1110” means Section 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy law in effect from time to time.

“Series A Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series A” thereunder.

“Series B Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series B” thereunder.

“Series C Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series C” thereunder.

“Short-Term Rating” means, for any entity, (a) in the case of Fitch, the short-term issuer default rating of such entity, and (b) in the case of Standard & Poor’s, the short-term issuer credit rating of such entity.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

“Substitute Aircraft” has the meaning set forth in Section 1(h) of the Note Purchase Agreement.

“Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.

“Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.

“Triggering Event” has the meaning assigned to such term in the Intercreditor Agreement.

“Trust Supplement” means (i) those certain agreements supplemental to the Basic Pass Through Trust Agreement referred to in Schedule II to the Note Purchase Agreement and (ii) in the case of any new Class B Certificates or Class C Certificates, if issued in connection with any subsequent redemption of the corresponding Series of Equipment Notes and issuance of new Equipment Notes of such Series, an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of such new Class B Certificates or Class C Certificates, as applicable, (b) the issuance of such new Class B Certificates or Class C Certificates, as applicable, representing fractional undivided interests in applicable Pass Through Trust is authorized and (c) the terms of such new Class B Certificates or Class C Certificates, as applicable, are established.

“United States” means the United States of America.

“WTC” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

EXHIBIT A to

NOTE PURCHASE AGREEMENT

FORM OF FUNDING NOTICE

FUNDING NOTICE

Dated as of [            ]

To each of the addressees listed

            in Schedule A hereto

Re:	Funding Notice in accordance with Note Purchase Agreement referred to below

Ladies and Gentlemen:

Reference is made to the Amended and Restated Note Purchase Agreement, dated as of June 5, 2013, among American Airlines, Inc. (the “Company”), Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements (as defined therein) (the “Pass Through Trustee”), Wilmington Trust Company, as Subordination Agent (the “Subordination Agent”), Wilmington Trust, National Association, as Escrow Agent (the “Escrow Agent”), and Wilmington Trust Company, as Paying Agent (the “Paying Agent”) (as in effect from time to time, the “Note Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.

Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of the aircraft described in Schedule B hereto (the “Aircraft”), of the following:

(1)	The Funding Date of the Aircraft shall be [ ];

(2)

The Equipment Notes to be issued in respect of the Aircraft are described in Schedule C hereto, and the aggregate amount of each series of Equipment Notes to be issued, and purchased by the respective Pass Through Trustees referred to below, on the Funding Date, in connection with the financing of such Aircraft is as follows:

(a)	the Class A Pass Through Trustee shall purchase Series A Equipment Notes in the amount of $[ ];

(b)	the Class B Pass Through Trustee shall purchase Series B Equipment Notes in the amount of $[ ]; and

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

(c)	the Class C Pass Through Trustee shall purchase Series C Equipment Notes in the amount of $[ ].

The Company hereby instructs the Class A Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [            ] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.

The Company hereby instructs the Class B Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [            ] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit B hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.

The Company hereby instructs the Class C Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [            ] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit C hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the applicable Escrow Agent.

The Company hereby instructs each Pass Through Trustee to (i) purchase Equipment Notes of the related series and in an amount set forth for such Pass Through Trustee in clause (2) above with a portion of the proceeds of the withdrawals of Deposits referred to in the applicable Notice of Purchase Withdrawal referred to above and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn over the purchase price of such Equipment Notes.

The Company hereby instructs each Pass Through Trustee to (a) enter into the Participation Agreement (N[            ]) dated as of [            ] among the Company and Wilmington Trust Company, as Loan Trustee, Subordination Agent and each Pass Through Trustee, substantially in the form previously provided, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such Pass Through Trustee as are required thereby.

Yours faithfully,

American Airlines, Inc.

By:
Name:
Title:

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Schedule A to

Funding Notice

Wilmington Trust Company, as

    Pass Through Trustee

1100 North Market Street

Wilmington, Delaware 19890

Att: Adam Vogelsong

Ref.: American Airlines 2013-1 EETC

Telephone: (302) 636-6472

Facsimile: (302) 636-4149

Wilmington Trust Company, as

    Subordination Agent and Paying Agent

1100 North Market Street

Wilmington, Delaware 19890

Att: Adam Vogelsong

Ref.: American Airlines 2013-1 EETC

Telephone: (302) 636-6472

Facsimile: (302) 636-4149

Wilmington Trust, National Association, as

    Escrow Agent

1100 North Market Street

Wilmington, Delaware 19890

Att: Adam Vogelsong

Ref.: American Airlines 2013-1 EETC

Telephone: (302) 636-6472

Facsimile: (302) 636-4149

Natixis S.A., acting via its New York Branch, as

    Depositary

Attention: Lily Cheung

1251 Avenue of the Americas, 5th Floor

New York, New York 10020

Reference: American Airlines 2013-1 EETC

Telephone: (212) 891-1948

Facsimile: (212) 891-3366

Lily.Cheung@us.natixis.com

With a copy to:

Natixis S.A., acting via its New York Branch

Attention: Martha Sealy

1251 Avenue of the Americas

New York, New York 10020

Telephone: (212) 872-5031

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Fax: (347) 402-3031

Martha.Sealy@us.natixis.com

cc: USCIBAmerican20131Report@us.natixis.com

Standard & Poor’s Ratings Services

55 Water Street, 35th Floor

New York, New York 10004

Attention: Betsy Snyder

Reference: American Airlines 2013-1 EETC

Telephone: (212) 438-7811

Facsimile: (212) 438-7820

Fitch Ratings, Inc.

One State Street Plaza

New York, New York 10004

Attention: Sara Rouf

Reference: American Airlines 2013-1 EETC

Telephone: (212) 908-9174

Facsimile: (212) 558-2552

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Schedule B to

Funding Notice

Aircraft

One Boeing 777-323ER aircraft bearing U.S. Registration Mark             and manufacturer’s serial number             together with two General Electric GE-90-115BL engines [bearing][expected to bear] manufacturer’s serial numbers             and             .

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Schedule C to

Funding Notice

Equipment Notes

Relevant Pass Through Trustee	Series of Equipment Notes	Equipment Note No.	Original Principal Amount
Class A Pass Through Trustee	Series 2013-1A-____	No. A-____-__	$
Class B Pass Through Trustee	Series 2013-1B-____	No. B-____-__	$
Class C Pass Through Trustee	Series 2013-1C-____	No. C-____-__	$

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Annex A to

Funding Notice

WITHDRAWAL CERTIFICATE

(Class [A][B][C])

Wilmington Trust, National Association,

as Escrow Agent

1100 North Market Street

Wilmington, Delaware 19890

Att: Adam Vogelsong

Ref.: American Airlines 2013-1 EETC

Telephone: (302) 636-6472

Facsimile: (302) 636-4149

Ladies and Gentlemen:

Reference is made to the Escrow and Paying Agent Agreement (Class [A][B][C]), dated as of [March 12, 2013]1 [June 5, 2013]2 (the “Agreement”). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Purchase Withdrawal and immediately transmit by facsimile to the Depositary, at Natixis S.A., acting via its New York Branch, as Depositary, Attention: Lily Cheung, 1251 Avenue of the Americas, 5th Floor, New York, New York 10020, Telephone: (212) 891-1948; Fax: (212) 891-3366, Lily.Cheung@us.natixis.com, with a copy to Natixis S.A., acting via its New York Branch, Attention: Martha Sealy, 1251 Avenue of the Americas, New York, New York 10020, Telephone: (212) 872-5031, Fax: (347) 402-3031, Martha.Sealy@us.natixis.com, cc: USCIBAmerican20131Report@us.natixis.com.

Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Very truly yours,

[1]	To insert in the case of Class A or Class B.
[2]	To insert in the case of Class C.

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Pass Through Trustee

By:
Name:
Title:

Dated: As of [            , 20    ]

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Exhibit A to

Funding Notice

NOTICE OF PURCHASE WITHDRAWAL

(Class A)

Natixis S.A., acting via its New York Branch, as

        Depositary

Attention: Lily Cheung

1251 Avenue of the Americas, 5th Floor

New York, New York 10020

Reference: American Airlines 2013-1 EETC

Telephone: (212) 891-1948

Facsimile: (212) 891-3366

Lily.Cheung@us.natixis.com

cc: USCIBAmerican20131Report@us.natixis.com

Ladies and Gentlemen:

Reference is made to the Deposit Agreement (Class A) dated as of March 12, 2013 (the “Deposit Agreement”) between Wilmington Trust, National Association, as Escrow Agent, and Natixis S.A., acting via its New York Branch, as Depositary (the “Depositary”).

In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[            ], Account No. [            ].

The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [American Airlines, Inc. at [            ]] [the Pass Through Trustee at [            ]]3 on [            ], 20    , upon the telephonic request of a representative of the Pass Through Trustee.

Wilmington Trust, National Association, as Escrow Agent

By
Name:
Title:

Dated: As of [            , 20    ]

[3]

If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Class A Pass Through Trustee. If there are no such excess amounts, the account number to be specified here should be that of American.

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Exhibit B to

Funding Notice

NOTICE OF PURCHASE WITHDRAWAL

(Class B)

Natixis S.A., acting via its New York Branch, as

        Depositary

Attention: Lily Cheung

1251 Avenue of the Americas, 5th Floor

New York, New York 10020

Reference: American Airlines 2013-1 EETC

Telephone: (212) 891-1948

Facsimile: (212) 891-3366

Lily.Cheung@us.natixis.com

cc: USCIBAmerican20131Report@us.natixis.com

Ladies and Gentlemen:

Reference is made to the Deposit Agreement (Class B) dated as of March 12, 2013 (the “Deposit Agreement”) between Wilmington Trust, National Association, as Escrow Agent, and Natixis S.A., acting via its New York Branch, as Depositary (the “Depositary”).

In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[            ], Account No. [            ].

The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [American Airlines, Inc. at [            ]] [the Pass Through Trustee at [            ]]4 on [            ], 20    , upon the telephonic request of a representative of the Pass Through Trustee.

Wilmington Trust, National Association, as Escrow Agent

By
Name:
Title:

Dated: As of [            , 20    ]

[4]

If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Class B Pass Through Trustee. If there are no such excess amounts, the account number to be specified here should be that of American.

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

Exhibit C to

Funding Notice

NOTICE OF PURCHASE WITHDRAWAL

(Class C)

Natixis S.A., acting via its New York Branch, as

        Depositary

Attention: Lily Cheung

1251 Avenue of the Americas, 5th Floor

New York, New York 10020

Reference: American Airlines 2013-1 EETC

Telephone: (212) 891-1948

Facsimile: (212) 891-3366

Lily.Cheung@us.natixis.com

cc: USCIBAmerican20131Report@us.natixis.com

Ladies and Gentlemen:

Reference is made to the Deposit Agreement (Class C) dated as of June 5, 2013 (the “Deposit Agreement”) between Wilmington Trust, National Association, as Escrow Agent, and Natixis S.A., acting via its New York Branch, as Depositary (the “Depositary”).

In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[            ], Account No. [            ].

The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [American Airlines, Inc. at [            ]] [the Pass Through Trustee [            ]]5 on [            ], 20    , upon the telephonic request of a representative of the Pass Through Trustee.

Wilmington Trust, National Association, as Escrow Agent

By
Name:
Title:

Dated: As of [            , 20    ]

[5]

If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Class C Pass Through Trustee. If there are no such excess amounts, the account number to be specified here should be that of American.

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

EXHIBIT B to

NOTE PURCHASE AGREEMENT

FORM OF PARTICIPATION AGREEMENT

[Filed separately as Exhibit 4.7]

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC

EXHIBIT C to

NOTE PURCHASE AGREEMENT

FORM OF INDENTURE

[Filed separately as Exhibit 4.8]

Amended and Restated Note Purchase Agreement

American Airlines 2013-1 Aircraft EETC